U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported): August 19, 2005




                      Electronic Media Central Corporation
             (Exact name of registrant as specified in its charter)




  California                        0-32345                          33-0795854
  ----------                        -------                          ----------
  (state of                 (Commission File Number)               (IRS Employer
incorporation)                                                      I.D. Number)

                                413 Avenue G, #1
                             Redondo Beach, CA 90277
                                 (310) 318-2244
              ----------------------------------------------------
             (Address and telephone number of registrant's principal
               executive offices and principal place of business)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities.

         On  August  19,  2005  the   registrant,   Electronic   Media   Central
Corporation, sold equity securities exceeding 5% of the number of shares outstanding of the class of equity securities sold, as follows:

         Date of Sale:  August 19, 2005.

         Title of Securities Sold: Common Stock, par value $0.02.

         Person to Whom Securities Were Sold: George P. Morris, chairman of the board of directors, chief financial officer, and principal shareholder of the registrant.

         Amount and Type of Consideration: 300,000 shares at $0.15 a share for total cash consideration of $45,000.

         Exemption:  Regulation D, Rule 506.

         Use of Proceeds:  Elimination of Debt.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 22, 2005              ELECTRONIC MEDIA CENTRAL CORPORATION



                                    By /s/ George P. Morris
                                      ------------------------------------------
                                      George P. Morris, Chairman of the Board of
                                      Directors and Chief Financial Officer